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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 25, 2006


                           MARINE PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)

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          Delaware                      1-16263                  58-2572419
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (404) 321-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events.

On January 24, 2006, Marine Products Corporation issued a press release entitled, "Marine Products Corporation Announces Increased Fourth Quarter Cash Dividend and Plans to Announce Fourth Quarter and Annual 2005 Financial Results during a Conference Call on February 15, 2006." The press release announced that the Board of Directors declared an increased quarterly dividend of $0.05 per share and also announced the date that Marine Products Corporation will release its Fourth Quarter and Annual 2005 financial results. This release also provided the related conference call information.

Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.

         Exhibit 99 - Press Release dated January 24, 2006.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Marine Products Corporation.

Date: January 24, 2006                              /s/ BEN M. PALMER
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                                                    Ben M. Palmer
                                                    Vice President,
                                                    Chief Financial Officer and
                                                    Treasurer


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